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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


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                          Date of Report: March 1, 2001





                          BRIGGS & STRATTON CORPORATION
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             (Exact name of registrant as specified in its charter)


A WISCONSIN CORPORATION                    1-1370                39-0182330
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(State or other jurisdiction of        (Commission File         (I.R.S. Employer
       incorporation)                       Number)          Identification No.)


               12301 WEST WIRTH STREET, WAUWATOSA, WISCONSIN 53222
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (414) 259-5333



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ITEM 5.           OTHER EVENTS

                  LETTER OF INTENT SIGNED FOR ACQUISITION OF GENERAC PORTABLE PRODUCTS.

         On March 1, 2001, Briggs & Stratton Corporation announced that it has signed a letter of intent to acquire Generac Portable Products, Inc. of Jefferson, Wisconsin for $55 million in cash. Total consideration at closing, which will include an anticipated $215 million of outstanding debt, is expected to be $270 million. The letter of intent also includes an earnout provision based on future earnings through June 2002.

         Completion of the transaction is subject to negotiation of a definitive agreement and other customary conditions for a transaction of this type. The transaction is targeted for finalization in Briggs & Stratton's fiscal fourth quarter.

         A copy of the News Release announcing the proposed acquisition is filed as an exhibit to this report.




CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

         The attached press release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. The words "anticipate", "believe", "estimate", "expect", "objective", and "think" or similar expressions are intended to identify forward-looking statements. The forward-looking statements are based on the Company's current views and assumptions and involve risks and uncertainties that include, among other things, the completion of the transaction; anticipated sales and manufacturing levels; operating expenses; interest expense; the effects of weather on consumer purchasing patterns for generators; the seasonal nature of the generator and pressure washer business; the speed and timing of the reduction of generator inventories remaining from Y2K; actions of competitor engine and original equipment manufacturers; changes in laws and regulations, including accounting standards; employee relations; customer demand; prices of purchased raw materials and parts; domestic economic conditions, including housing starts and changes in consumer disposable income; and other factors that may be disclosed from time to time in SEC filings or otherwise. Some or all of the factors may be beyond the Company's control.




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         This report requires no filing of financial statements of pro forma financial information.


         (C)      EXHIBIT:

                  Exhibit
                  Number                             Description

                      99                    News Release dated March 1, 2001.
                                            (Filed herewith.)





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BRIGGS & STRATTON CORPORATION




Date:  March 1, 2001                    By:    /s/ James E. Brenn
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                                           James E. Brenn, Senior Vice President
                                           and Chief Financial Officer


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